Exhibit 99.11

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-C

KEY PERFORMANCE FACTORS
June 30, 2000



        Expected B Maturity                                        4/16/01


        Blended Coupon                                              6.8303%



        Excess Protection Level
          3 Month Average   5.37%
          June, 2000   4.90%
          May, 2000   5.71%
          April, 2000   5.49%


        Cash Yield                                  18.75%


        Investor Charge Offs                         4.56%


        Base Rate                                    9.29%


        Over 30 Day Delinquency                      4.60%


        Seller's Interest                           12.05%


        Total Payment Rate                          14.03%


        Total Principal Balance                     $54,839,173,315.51


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $6,607,972,797.02